UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2015

(Exact name of registrant as specified in charter)

Ohio	001-11302	34-6542451
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio		44114-1306
(Address of principal executive offices)		(Zip Code)

(216) 689-3000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 30, 2015, KeyCorp, an Ohio corporation (“KeyCorp”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with First Niagara Financial Group, Inc., a Delaware corporation (“First Niagara”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, First Niagara will merge with and into KeyCorp (the “Merger”), with KeyCorp as the surviving corporation in the Merger. The Merger Agreement was approved by the Board of Directors of each of KeyCorp and First Niagara.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), First Niagara shareholders will have the right to receive (i) 0.680 shares (the “Exchange Ratio”) of KeyCorp common stock, par value $1.00 per share, and (ii) $2.30 in cash, for each share of First Niagara common stock, par value $0.01 per share. Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, each share of First Niagara preferred stock, Series B, par value $0.01 per share, will be converted into the right to receive a share of a newly created series of preferred stock of KeyCorp having such rights, preferences, privileges and voting powers not materially less favorable to such holders than such First Niagara preferred stock.

At the Effective Time, subject to the terms and conditions of the Merger Agreement, each option granted by First Niagara to purchase shares of First Niagara common stock will be converted into an option to purchase KeyCorp common stock on the same terms and conditions, including vesting, as were applicable to such option prior to the Merger, subject to adjustment of the exercise price and the number of shares of KeyCorp common stock issuable upon exercise of such option based on the sum of (a) the Exchange Ratio and (b) $2.30 divided by the volume weighted average price of KeyCorp common stock on the New York Stock Exchange for the five trading days ending the day prior to the Effective Time (such sum, hereinafter, the “KeyCorp Equity Award Exchange Ratio”). At the Effective Time, subject to the terms and conditions of the Merger Agreement, each First Niagara restricted stock award and restricted stock unit award will be converted into a number of shares, or into a restricted stock unit award for a number of shares (with any performance-based vesting conditions applicable to such restricted stock unit awards immediately prior to the Effective Time deemed satisfied at target level), respectively, of KeyCorp common stock (rounded down to the nearest whole share) equal to the product of (a) the number of shares of First Niagara common stock underlying such award multiplied by (b) the KeyCorp Equity Award Exchange Ratio, subject to the same terms and conditions, including vesting, as were applicable to such awards prior to the Merger, plus a pro rata share of the merger consideration with respect to any fractional shares of KeyCorp common stock subject to each restricted stock unit award.

The Merger Agreement also provides, among other things, that at or promptly following the Effective Time, three current members of the board of directors of First Niagara selected by First Niagara and reasonably acceptable to KeyCorp (including KeyCorp’s Nominating and Corporate Governance Committee) will be appointed as directors of KeyCorp. In connection therewith, KeyCorp may submit to its shareholders a proposal to amend KeyCorp’s regulations to increase the maximum size of the KeyCorp board of directors from sixteen to seventeen. Additionally, the Merger Agreement provides that on the closing date of the Merger, KeyCorp will contribute $20,000,000 to the First Niagara Foundation, a not-for-profit charitable entity committed to supporting organizations and communities within the First Niagara footprint.

The Merger Agreement contains customary representations and warranties from both KeyCorp and First Niagara, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, its obligation to recommend that its shareholders adopt the Merger Agreement and, in the case of First Niagara, its non-solicitation obligations relating to alternative acquisition proposals.

The completion of the Merger is subject to customary conditions, including, among others, (1) the adoption of the Merger Agreement by First Niagara’s and KeyCorp’s shareholders and the approval by KeyCorp’s shareholders of an amendment to KeyCorp’s articles of incorporation, (2) authorization for listing on the New York Stock Exchange of the shares of KeyCorp common stock and KeyCorp preferred stock to be issued in the Merger, (3) the effectiveness of the registration statement on Form S-4 for the KeyCorp common stock and the KeyCorp preferred stock to be issued in the Merger, (4) the absence of any order, injunction or other legal restraint preventing the completion of the Merger or making the consummation of the Merger illegal and (5) the receipt of required regulatory approvals, including the approval of the Federal Reserve Board. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement and (iii) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both KeyCorp and First Niagara and further provides that a termination fee of $137.5 million will be payable by First Niagara to KeyCorp upon termination of the Merger Agreement under certain circumstances.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding KeyCorp or First Niagara, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding KeyCorp, First Niagara, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a Joint Proxy Statement of KeyCorp and First Niagara and a Prospectus of KeyCorp, as well as in the Forms 10-K, Forms 10-Q and other filings that each of KeyCorp and First Niagara make with the Securities and Exchange Commission (“SEC”).

* * *

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, KeyCorp’s and First Niagara’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections.

In addition to factors previously disclosed in KeyCorp’s and First Niagara’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by KeyCorp and First Niagara shareholders on the expected terms and schedule, including the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; difficulties and delays in integrating the First Niagara business or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of KeyCorp’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Important Additional Information and Where to Find it

In connection with the proposed merger, KeyCorp will file with the SEC a Registration Statement on Form S-4 that will include the Joint Proxy Statement of KeyCorp and First Niagara and a Prospectus of KeyCorp, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about KeyCorp and First Niagara, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from KeyCorp at investor.key.com or from First Niagara by accessing First Niagara’s website at www.firstniagara.com. Copies of the Joint Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to KeyCorp Investor Relations at Investor Relations, KeyCorp, 127 Public Square, Mailcode OH-01-27-0737, Cleveland, Ohio 44114-1306, by calling (216) 689-3000, or by sending an e-mail to investor_relations@keybank.com or to First Niagara Investor Relations at 726 Exchange Street, Suite 618, Buffalo, New York 14210, by calling (716) 819-5669 or by sending an e-mail to investor@fnfg.com. In addition, KeyCorp and First Niagara use their respective Investor Relations websites and social media outlets as channels of distribution of material company information. Such information is accessible on KeyCorp’s and First Niagara’s Investor Relations websites, as well as on their respective Facebook pages and through their Twitter accounts and LinkedIn accounts.

KeyCorp and First Niagara and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of KeyCorp and First Niagara in respect of the transaction described in the Joint Proxy Statement/Prospectus. Information regarding KeyCorp’s directors and executive officers is contained in KeyCorp’s Proxy Statement on Schedule 14A, dated April 7, 2015, which is filed with the SEC. Information regarding First Niagara’s directors and executive officers is contained in First Niagara’s Proxy Statement on Schedule 14A, dated March 23, 2015, which is filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYCORP
(Registrant)

Date: November 2, 2015	/s/ Donald R. Kimble
	By:	Donald R. Kimble
Chief Financial Officer

Date: November 2, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated as of October 30, 2015, by and between KeyCorp and First Niagara Financial Group, Inc.

*Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and KeyCorp agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.